                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        LOCAL FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           LOCAL FINANCIAL CORPORATION
                              3601 N.W. 63rd Street
                          Oklahoma City, Oklahoma 73116
                             Telephone: 405-841-2100
                                Fax: 405-841-2289

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 2002

To the Stockholders:

         Local Financial Corporation will hold an Annual Meeting of Stockholders (the "Annual Meeting") on Wednesday, May 22, 2002, at 11:00 a.m., CT, Waterford Marriott Hotel, 6300 Waterford Blvd., Oklahoma City, Oklahoma. The Stockholders will meet to consider:

         (1) Electing three directors, each to serve for a term of three years;

         (2) Ratifying the selection of KPMG LLP, as independent auditors of Local Financial Corporation for the year ending December 31, 2002; and

         (3)   Transacting other business incident to the Annual Meeting.

         The record date for the Annual Meeting is April 4, 2002. Only Stockholders of record at the close of business on that date can vote at the Annual Meeting.

         We hope you will attend the Annual Meeting. IF YOU DO NOT PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY. TO ENCOURAGE THE USE OF PROXIES, WE HAVE ENCLOSED A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE FOR YOUR USE.

                                                      Sincerely,



                                                    Alan L. Pollock
                                                       Secretary

April 9, 2002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002

         Local Financial Corporation ("Local Financial", "We" or the "Company") furnishes this Proxy Statement to inform its Stockholders about the upcoming Annual Meeting. To encourage Stockholder participation, we are soliciting proxies to be used at the Annual Meeting.

         We are mailing this Proxy Statement and the accompanying proxy card to Stockholders beginning April 9, 2002.

GENERAL INFORMATION

         WHO VOTES. If you hold shares as of the Record Date, April 4, 2002, you may vote at the Annual Meeting. On March 31, 2002, the Company had 19,157,425 shares of common stock outstanding. Each share is entitled to one vote.

         HOW TO VOTE. You can vote in one of two ways. You can vote by mail, or you can vote in person at the meeting.

         You may vote by mail by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed envelope. We will vote your shares according to your instructions. You can tell us to vote for all, either or none of the nominees for director. You can tell us to approve, disapprove, or abstain from voting on the independent auditors. We have provided information about the director nominees and the independent auditors in the following pages of this Proxy Statement. If you return a signed proxy card, but do not give any instructions, we will vote your shares as recommended by our Board of Directors.

         You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

         VOTING SHARES IN "STREET NAME". If your shares are held in "street name", your bank or brokerage firm is the record holder of your shares. We will send proxy materials to it and it will forward those materials to you. To vote your shares, you must instruct your bank or brokerage firm according to the directions it provides you. If you do not instruct your bank or brokerage firm, it can vote your shares with respect to certain "discretionary" items (such as the election of directors and the independent auditors), but cannot vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes".

         If your shares are held in street name and you wish to vote at the Annual Meeting, you will need to obtain a proxy from your bank or brokerage firm.

         CHANGING YOUR PROXY. You can change or cancel your proxy at any time before we vote your shares in any of three ways:

              (1) By giving the Secretary a written cancellation;

              (2) By giving a later signed proxy; or

              (3) By voting in person at the Annual Meeting.

         COUNTING THE NECESSARY VOTES. Directors are elected by a plurality of votes, which means that the three director nominees (the number of positions to be filled) receiving the highest number of votes will be elected. To ratify the independent auditors, this item must receive a majority of the votes that could be cast at the Annual Meeting. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

         The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote for the proposal (usually because the brokers don't have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of the vote. These broker proxies are referred to as "broker non-votes".

         CONFIDENTIALITY OF VOTING. We will keep your vote confidential. Your vote will be known only to the inspector of election and others involved in the tabulation. The inspector will not disclose your vote to the directors or the executive officers. We will not disclose your vote unless (i) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (ii) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on your proxy.

         INCIDENTAL BUSINESS. Proxies customarily ask for authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the election of directors and ratification of the independent auditors, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. Under our Bylaws, no substantive business besides that stated in the meeting notice may be transacted at any meeting of Stockholders. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.

                                     ITEM 1
                              ELECTION OF DIRECTORS

         Three directors will be elected at this year's Annual Meeting. Each director will serve for a three-year term ending at the 2005 Annual Meeting or until he is succeeded by another qualified director who has been elected.

         We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date and return the proxy form, but don't tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

         The three nominees for director are presently members of the Board of Directors.

                THE COMPANY RECOMMENDS VOTING "FOR" THE NOMINEES.

BIOGRAPHICAL INFORMATION

         The following table sets forth the name and age of each director and director nominee, the year he became a director, and the year his term of service will end.


                                                    DIRECTOR       TERM
                     NAME                AGE         SINCE        EXPIRES               POSITION
          ---------------------------- --------- -------------- ------------ -------------------------------

          Edward A. Townsend              59         1997          2004      Chairman of the Board
          William D. Breedlove            61         2001          2002      Director
          Andrew M. Coats                 66         1999          2002      Director
          Robert A. Kotecki               37         1997          2004      Director
          Joseph A. Leone                 68         1973          2003      Director
          George P. Nigh                  74         1997          2002      Director
          Jan A. Norton                   55         1997          2003      Director
          J. David Rosenberg              52         1998          2004      Director

         THE DIRECTOR NOMINEES. The Board of Directors has nominated three candidates for election. If elected, these nominees will serve three-year terms. A brief summary of each director nominee's principal occupation, business affiliations and other information follows:

         WILLIAM D. BREEDLOVE. Mr. Breedlove was elected as a director of the Company and Local Oklahoma Bank, NA ("Local Oklahoma") in August 2001 upon the death of Kenneth W. Townsend. Mr. Breedlove is Vice Chairman of HBW Holdings, Inc. and President of HBW Investments, Inc., an investment banking firm based in Dallas, Texas. Prior to the firm's formation as a result of a merger with Hoak Securities Corporation, Mr. Breedlove was chairman, managing director and co-founder of Breedlove Wesneski & Co., a private merchant banking firm. From 1984 to 1989, Mr. Breedlove also served as president and director of Equus Capital Corporation, the corporate general partner of three public and private limited partnerships operating primarily as private equity funds. Mr. Breedlove received his B.B.A. degree in finance and banking from the University of Texas in 1962. Mr. Breedlove also serves as a director of NCI Building Systems, Inc., Integrated Security Systems, Inc. and Park Pharmacy Corp.

         ANDREW M. COATS. Mr. Coats was elected as a director of the Company in 1999 and a director of Local Oklahoma in 1997. He served as the District Attorney of Oklahoma County from 1976 to 1980. He won the Democratic nomination for U.S. Senate from Oklahoma in 1980. In 1983, Mr. Coats was elected Mayor of Oklahoma City where he served until April 1987. Mr. Coats served as President of the law firm of Crowe & Dunlevy in 1987 and 1988 and served as President of the Oklahoma Bar Association in 1992. He is a past President of the American College of Trial Lawyers. On July 1, 1996, Mr. Coats became the Dean of the University of Oklahoma College of Law.

         GEORGE P. NIGH. Governor Nigh was elected as a director of the Company and Local Oklahoma in 1997. From July 1992 through June 1997, Governor Nigh served as President of the University of Central Oklahoma, where he had served as Distinguished Statesman in Residence for the previous five years. From January 1979 through 1987, Governor Nigh served as Governor of the State of Oklahoma. Prior to 1979, Governor Nigh served 16 years as Lt. Governor and eight years in the House of Representatives of the State of Oklahoma. Governor Nigh currently serves as a consultant for the Company in the area of community relations.

         THE CONTINUING DIRECTORS. Since the Company's directors serve staggered, three-year terms, a majority of the directors continue their service each year. The continuing directors and their respective principal occupations, business affiliations and other information are as follows:

         EDWARD A. TOWNSEND. Mr. Townsend was elected as a director of the Company and Local Oklahoma in 1997. At the same time, Mr. Townsend became Chairman and Chief Executive Officer of the Company and Local Oklahoma. From April 1994 to February 1998, Mr. Townsend served as Chairman and Chief Executive Officer of Green Country Bank, FSB, and Chief Executive Officer of its parent corporation, Green Country Banking Corporation. From January 1993 through March 1994, he served as Senior Vice President of Stifel, Nicolaus & Company, an investment banking firm located in St. Louis, Missouri. From October 1988 through September 1992, Mr. Townsend served as Chairman and President of Local Federal Bank, FSB (the predecessor of Local Oklahoma). From 1967 to 1987, Mr. Townsend was employed in various positions at First National Bank and later InterFirst Corporation, both in Dallas, Texas.

         ROBERT A. KOTECKI. Mr. Kotecki was elected as a director of the Company in 1997. From 1997 until May 1999, Mr. Kotecki also served as a director of Local Federal Bank, FSB (the predecessor of the Bank). Since October 2001, Mr. Kotecki has served as a Managing Director with the investment banking firm of Sandler O'Neill & Partners, L.P., in Chicago, Illinois. From March 1993 to September 2001, he served in various capacities with Friedman, Billings, Ramsey & Co., Inc., an investment banking firm based in Arlington, Virginia. From November 1988 through March 1993, Mr. Kotecki served as an Associate with Trident Financial Corp., an investment banking firm located in Raleigh, North Carolina. Mr. Kotecki is a Chartered Financial Analyst.

         JOSEPH A. LEONE. Mr. Leone has served as a director of the Company and Local Oklahoma since 1973. Since 1987, Mr. Leone has served as Managing Partner with MBI, Inc., a limited partnership which owns several commercial real estate properties located within Oklahoma. From 1978 through 1987, Mr. Leone served as Executive Vice Chancellor and Chancellor of the Oklahoma State System of Higher Education.

         JAN A. NORTON. Mr. Norton was elected as a director of the Company and Local Oklahoma in September 1997. At the same time, Mr. Norton became President of the Company and Local Oklahoma. Mr. Norton served as President of Green Country Bank, FSB, from May 1994 to February 1998.

         J. DAVID ROSENBERG. Mr. Rosenberg was elected as a director of the Company in February 1998. Mr. Rosenberg is a Senior Partner of Keating, Muething & Klekamp, a Cincinnati, Ohio law firm, of which he has been a member since 1974.

SERVICE ON THE BOARD

         BOARD MEETINGS AND COMMITTEES. The Board of Directors held six meetings in 2001. Management also periodically conferred with directors between meetings regarding Company affairs. During 2001, all directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which they served.

         The Audit and Compliance Committee is currently composed of Mr. William
D. Breedlove (Chairman), Mr. Andrew M. Coats and Mr. Joseph A. Leone. It met six times in 2001 with all members attending 75% or more of these meetings. The Audit and Compliance Committee is primarily concerned with the effectiveness of the Company's financial audits by its internal audit staff and by the independent auditors. Its duties include: (i) recommending the selection of independent auditors; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) reviewing the organization and scope of the Company's internal system of audit and financial controls; (iv) reviewing the Company's financial reporting and the accounting standards and principles followed; and (v) examining other reports relating to the Company's compliance with financial institution laws and regulations. The Audit and Compliance Committee's report is set forth below under "ITEM 2: RATIFICATION OF AUDITORS".

         The Compensation and Retirement Committee is currently composed of Mr. Joseph A. Leone (Chairman), Mr. Andrew M. Coats and Mr. Gene C. Howard, a director of the Company's subsidiary bank. It met five times in 2001 with all members participating. It sets the compensation level of the Chief Executive Officer, establishes a general framework for the short-term incentive program and oversees the long-term incentive programs. The Compensation and Retirement Committee's report is set forth below.

         The Board has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

         DIRECTOR COMPENSATION. The Company pays its non-employee directors a quarterly retainer of $2,500. Those directors who are also a director of Local Oklahoma receive a per meeting fee of $500 (which includes telephonic board meetings) and a $2,000 quarterly retainer for service as a Local Oklahoma director. The Company reimburses all ordinary and necessary expenses incurred in the conduct of its business. Non-employee committee members receive $500 per Audit and Compliance Committee and $300 per Compensation and Retirement Committee meeting, whereas the Chairman of the Audit and Compliance Committee receives $1,000 per meeting. Governor George P. Nigh also serves as community relations consultant to Local Oklahoma, for which he receives $60,000 per year and an automobile. Newly appointed board member William D. Breedlove was granted nonqualified options to purchase 15,000 shares of the Company's common stock in August 2001. The options were issued under the same terms and conditions as the option shares which had been previously issued to the other board members.

         LIABILITY OF DIRECTORS AND OFFICERS AND INDEMNIFICATION. As permitted by the Delaware General Corporation Law (the "DGCL"), the Company's Certificate of Incorporation eliminates, in certain circumstances, the monetary liability of the directors for a breach of their fiduciary duty. These provisions do not eliminate the liability of a director for (i) a breach of the director's duty of loyalty to the Company or its Stockholders, (ii) acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability arising under Section 174 of the DGCL (relating to the declaration of dividends and purchase or redemption of shares in violation of the DGCL) or (iv) any transaction from which the director derived an improper personal benefit. In addition, these provisions do not eliminate the liability of a director for violations of Federal securities laws, nor do they limit the rights of the Company or its Stockholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Such remedies may not be effective in all cases.

         The Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the DGCL. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. The Bylaws and the DGCL further provide that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, vote of Stockholders or disinterested directors or otherwise.

                   OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN STOCKHOLDERS

BENEFICIAL OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of March 31, 2002 by (i) each director of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the common stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.


                                                                        BENEFICIAL OWNERSHIP(1)
                  NAME OF DIRECTOR, EXECUTIVE OFFICER            ---------------------------------------
                  OR STOCKHOLDERS HOLDING 5% OR MORE                NUMBER OF SHARES       PERCENT(2)
         ------------------------------------------------------  -----------------------  --------------

         Dalton, Greiner, Hartman, Maher & Company                         1,795,450            9.4
           565 Fifth Avenue, Suite 2101
           New York, NY  10017-2413

         Zweig-DiMenna Partners, LP                                        1,350,000            7.0
           900 Third Avenue, 30th Floor
           New York, NY  10022

         Thomson Horstmann & Bryant, Inc.                                  1,140,700            6.0
           Park 80 West Plaza One
           Saddle Brook, NJ  07663

         Wellington Management Company LLP                                 1,011,100            5.3
           75 State Street
           Boston, MA  02109

         Edward A. Townsend(4)(5)                                            988,559            5.0

         Jan A. Norton(4)(5)(6)                                              316,682            1.6

         Robert A. Kotecki(3)(4)                                             186,200            - *

         J. David Rosenberg(4)                                               179,780            - *

         Robert L. Vanden(4)(5)(6)                                            31,013            - *

         James N. Young(4)(5)(6)                                              28,563            - *

         Harold A. Bowers(4)(5)                                               25,419            - *

         Joseph A. Leone(4)                                                   16,667            - *

         Andrew M. Coats(4)                                                   14,447            - *

         George P. Nigh(4)                                                    14,167            - *

         William D. Breedlove(4)                                                 100            - *

              All directors and named executive
                officers as a group (11 persons)                           1,801,597            8.8

--------------
*     Less than one percent.

(1) Shares of common stock that are not outstanding but that can be acquired by a person upon exercise of an option or warrant within 60 days are included in computing the percentage for such person, but are not included in computing the percentage for any other person.

(2) Percentage of beneficial ownership is based on 19,157,425 shares of common stock outstanding as of March 31, 2002.

(3) The number of shares for Mr. Kotecki includes 125,000 shares under a presently exercisable stock warrant. Mr. Kotecki received the stock warrants as a Managing Director of Friedman Billings, Ramsey & Co., Inc., which received the stock warrants from the Company for acting as its placement agent in 1997.

(4) The number of shares for the following persons includes presently exercisable stock options in the amounts shown below.


               NAME                                         OPTION SHARES
               ----                                         -------------
               Edward A. Townsend                              811,640
               Jan A. Norton                                   304,365
               Robert L. Vanden                                 27,000
               James N. Young                                   26,000
               Harold A. Bowers                                 21,000
               Joseph A. Leone                                  11,667
               George P. Nigh                                   11,667
               J. David Rosenberg                               11,667
               Andrew M. Coats                                  11,667
               Robert A. Kotecki                                 5,000
               William D. Breedlove                                  -

(5) The amount shown for the named executive officers as a group includes 9,595 shares allocated to the accounts of the named executive officers under the Local Oklahoma Employee Stock Ownership Plan ("ESOP"). These shares are allocated among the following named executive officers in the amounts shown below.


               NAME                                       ALLOCATED ESOP SHARES
               ----                                       ---------------------
               Edward A. Townsend                                  1,919
               Jan A. Norton                                       1,919
               Robert L. Vanden                                    1,919
               James N. Young                                      1,919
               Harold A. Bowers                                    1,919

(6) The amount shown for the named executive officers as a group includes 609 shares allocated to the accounts of the named executive officers under the Local Oklahoma 401(k) Matching Contribution Plan. These shares are allocated among the following named executive officers in the amounts shown below.


               NAME                                  ALLOCATED 401(k) SHARES
               ----                                  -----------------------
               Jan A. Norton                                     398
               Robert L. Vanden                                   94
               James N. Young                                    117

Except as otherwise indicated, the address of each person listed in the table is c/o Local Financial Corporation, 3601 N.W. 63rd Street, Oklahoma City, OK 73116.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, including officers of Local Oklahoma (the five are sometimes called the "named executive officers") for services performed in 2001, 2000 and 1999.

SUMMARY COMPENSATION TABLE


                                                                                   LONG TERM
                                                                                    COMPEN-
                                                                                     SATION
                                                  ANNUAL COMPENSATION                AWARDS
                                        ----------------------------------------- -------------
                                                                       OTHER                     ALL OTHER
                                                                       ANNUAL                     COMPEN-
          NAME AND                                                    COMPEN-       OPTIONS        SATION
     PRINCIPAL POSITION         YEAR     SALARY ($)     BONUS($)     SATION(1)        (#)          ($)(2)
--------------------------------------- ------------- ------------- ------------- ------------- -------------

Edward A. Townsend              2001      320,000       500,000               -             -         5,100
   Chief Executive Officer      2000      320,000       500,000               -             -       123,978
                                1999      320,000       225,000               -             -             -

Jan A. Norton                   2001      240,000       200,000               -             -        10,669
   President                    2000      240,000       175,000               -             -        49,476
                                1999      240,000       175,000               -             -             -

Robert L. Vanden                2001      225,000       150,000               -             -         6,412
   Executive Vice President     2000      225,000       125,000               -        15,000       148,486
                                1999      225,000       150,000               -        10,000             -

James N. Young                  2001      175,000       100,000               -             -         6,732
   Executive Vice President     2000      175,000       110,000               -        15,000        41,771
                                1999      175,000       125,000               -        15,000             -

Harold A. Bowers                2001      150,000       100,000               -             -         5,100
   Executive Vice President     2000      150,000       110,000               -        15,000        43,444
                                1999      150,000       125,000               -        25,000             -

--------------
(1) The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.

(2) The year 2001 amounts under this column represent (i) the market value of shares allocated to the named executive officers' accounts under the ESOP as of the allocation dates and (ii) the 401(k) matching contribution for the year. The year 2000 amounts under this column represent (i) the market value of shares allocated to the named executive officers' accounts under the ESOP as of the allocation dates and (ii) distributions to participants resulting from the termination of the Company's former defined benefit pension plan. The Company adopted the ESOP to replace its former defined benefit pension plan.

STOCK OPTIONS GRANTED IN 2001

         There were no grants of stock options during 2001 to executive officers.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in fiscal 2001 by the Named Executive Officers and the value of such Officers' unexercised options at December 31, 2001.


                          SHARES                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                       ACQUIRED ON      VALUE        UNDERLYING UNEXERCISED       IN-THE MONEY OPTIONS AT
                         EXERCISE     REALIZED            OPTIONS (#)               FISCAL YEAR-END ($)
                                                  ----------------------------- -----------------------------
         NAME              (#)           ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------ ------------ -------------- -------------- -------------- --------------

Edward A. Townsend          -             -            811,640              -     $3,238,444     $        -

Jan A. Norton               -             -            304,365              -      1,214,416              -

Robert L. Vanden            -             -             27,000         23,000        107,730         91,770

James N. Young              -             -             25,000         25,000         99,750         99,750

Harold A. Bowers            -             -             21,000         29,000         83,790        115,710

COMPENSATION AND RETIREMENT COMMITTEE REPORT

         COMPOSITION. The Compensation and Retirement Committee (the "Committee") makes decisions each year regarding executive compensation, including annual base salaries, bonus awards and stock option grants and restricted stock awards. The Committee is composed of two directors of the Company, Mr. Joseph A. Leone (Chairman) and Mr. Andrew M. Coats, and one director of the Company's subsidiary bank, Mr. Gene C. Howard. Each of these Committee members is independent, defined as a person who is not an officer of the Company and who does not have a relationship with the Company that would interfere with the Committee member's exercise of independent judgment.

         COMPENSATION APPROACH. The Committee sets the compensation levels of the Chief Executive Officer (the "ceo") (subject to the terms of the existing employment agreement), establishes a general framework for the short-term incentive program and oversees the long-term incentive programs. It uses a set of guiding principles, which are designed to align executive compensation with management's execution of business strategies and initiatives as well as the achievement of long-term financial performance and growth in Stockholder values. The principles are as follows:

      o The Company's salaries must be competitive with comparable banking institutions with which the Company competes for highly qualified and experienced executive and senior officers. The Committee relies on its members' knowledge of other comparable banking institutions and independent surveys of executive compensation in such institutions, and may retain outside consultants for advice, to ensure executive salaries are competitive.

      o The Company maintains annual incentive programs sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

      o The Company provides equity-based incentives for executive and senior officers and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as Stockholders as well as employees.

         Future compensation will be closely tied to performance and its impact on the growth in Stockholder value. The primary components of executive compensation are base salary, short-term cash incentives and long-term equity incentives.

         BASE SALARY. The Company understands that base salaries must remain in a competitive range to retain capable management. Minimum base salary for the CEO is fixed by agreement. The Committee reviews the salary level annually based on a subjective mix of the Company's performance, the CEO's experience and contributions, and the levels of compensation received by similarly situated Chief Executive Officers at comparable companies, and may increase (but not decrease) the base salary if the Committee deems an increase is warranted. The salaries of the other executive and senior officers are established by the CEO, who evaluates these salaries in relationship to the base salary of the CEO and President and to their respective levels of responsibility and contributions to the Company and based on the other criteria described by the Committee in this report. The beliefs of the CEO and the Committee regarding base salary levels are based on their collective knowledge and on formal compensation surveys. Annual adjustments are made to maintain base salaries at levels competitive with comparable companies and to maintain an equitable relationship between the base salaries of executive and senior officers and overall merit increases for the Company's other employees. In the case of an executive or senior officer joining the Company, base salaries are also determined as one component of a total compensation package that is competitive with compensation granted by that officer's prior employer and/or other opportunities available to that officer.

         ANNUAL INCENTIVE COMPENSATION. The Company provides annual incentive compensation in the form of bonuses. For bonuses paid to the CEO, the Committee assesses incentives accorded comparable positions in other companies, the reporting of pre-tax profits for the year, a comparison of financial returns on equity and assets at comparable banking institutions and the size of the bonus in relationship to the executive's base salary. It analyzes the bonus amount in relationship to the Company's broader corporate performance, its targeted growth objectives and its results of operations. It also analyzes the bonus amount for the CEO in relationship to his responsibilities and his importance to the Company's operating strategy. For bonuses other than those paid to the CEO, the CEO applies similar criteria to establish bonus amounts for the other executive and senior officers. Consistent with the Company's inclination toward incentive compensation, the bonus portion of the cash compensation package tends to be weighted more than the base salary portion.

         LONG-TERM INCENTIVE COMPENSATION. The Company provides long-term incentive compensation primarily in the form of incentive and non-qualified stock options under its 1998 Stock Option Plan. In July 2000, the Company amended the 1998 Plan to increase the number of shares available for awards from 1,720,370 shares to 2,100,370 shares of the Company's common stock. In August 2001, the Company granted nonqualified options to purchase 15,000 shares to newly appointed board member William D. Breedlove. The options were issued under the same terms and conditions as the option shares which had been previously issued to the other board members. Options covering 2,100,005 are presently outstanding with 1,562,275 exercisable at an exercise price of $10.00 per share. Initial stock option awards for executive and senior officers are individually determined at or prior to employment at levels that are designed to attract qualified executive and senior officers and in certain cases to be competitive with options granted by their prior employers. The Company's inclination toward incentive compensation has resulted in a gradual expansion of participation in the 1998 Plan and the making of option grants has become a more significant component of the Company's compensation plan.

         Management receives value from option grants only if the common stock appreciates over the long term. The amount of individual option grants is determined based in part on competitive practices at comparable companies and on the Company's philosophy of significantly linking executive compensation with stockholder interests. In determining the size of individual grants, the Committee also considers the number of shares subject to options previously granted to each executive or senior officer or key employee, including the number of shares that have vested and that remain unvested. The Committee believes that option grants by the Company to its management are comparable to the average range for similarly situated companies.

         Section 162(m) of the Code limits the Company to a deduction for Federal income tax purposes of no more than $1 million of compensation paid to certain officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Gains recognized upon exercise of non-qualified options are treated as compensation under the Code, and may be subject to this limitation. The stock options granted to the CEO under the Company's 1998 Plan could result in compensation of more than $1 million (depending on the market performance of the common stock). The Company is uncertain whether compensation resulting from such options will be treated as "performance-based" under the Treasury regulations promulgated under Section 162(m) of the Code.

         For additional information regarding options awards, see the compensation tables preceding this report.

         CORPORATE PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION. Edward
A. Townsend became Chief Executive Officer in September 1997. Under his employment agreement, Mr. Townsend's annual base salary is $320,000 through September 8, 2002. In addition, Mr. Townsend holds options granted to him in 1997, which cover 811,640 shares of the Company's common stock and are exercisable at $10.00 per share. The employment agreement provides that the Company may increase, but not decrease, his base salary during the term of the agreement and also provides for bonuses in amounts to be determined by the Board of Directors (or the Committee). The agreement was approved by the disinterested members of the Board of Directors. While the Committee may increase Mr. Townsend's base salary, the Committee chose to compensate Mr. Townsend through a bonus award of $500,000 (which compared to $500,000 in 2000 and $225,000 in 1999) and made no increase in his base salary. The Company has granted no additional options to Mr. Townsend since the original grant in 1997.

         In determining the compensation amounts, the Committee focused largely upon Mr. Townsend's efforts in executing the Company's operating strategy and the success of that strategy to date, as reflected in the Company's steadily increasing financial performance. The Committee also considered Mr. Townsend's experience as an executive officer in the banking industry and his role in expanding and motivating executive personnel. In addition, the Committee compared Mr. Townsend's cash compensation (base salary and bonus) to the cash compensation of other chief executive officers of comparable banking institutions, as indicated by an independently prepared compensation survey. Based on Mr. Townsend's efforts and on this survey and other available information, the Committee chose to maintain the existing base salary level and to use the bonus component to bring Mr. Townsend's total cash compensation in line with the compensation packages of similarly situated chief executive officers in the banking industry. This somewhat lower base salary level and the greater emphasis upon the bonus component reflects the Committee's emphasis upon incentive compensation and its belief that incentive compensation better aligns executive compensation with Company performance and, ultimately, the interests of the Stockholders.

         The Company remains committed to a philosophy of pay for performance.

Dated:   January 23, 2002                              The Compensation and
                                                    Retirement Committee of
                                                Local Financial Corporation

                                              Mr. Joseph A. Leone, Chairman
                                                        Mr. Andrew M. Coats
                                                         Mr. Gene C. Howard

         As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer or employee of the Company participated in Board decisions about executive compensation. No member of the Board and no employee of the Company serves or has served on the compensation committee (or board of directors of a corporation lacking a compensation committee) of a corporation employing a member of the Board.

EMPLOYMENT AGREEMENTS

         The Company and Local Oklahoma have entered into employment agreements with Mr. Edward A. Townsend, their Chairman of the Board and Chief Executive Officer ("CEO"), and Mr. Jan A. Norton, their President ("President"). In addition, Local Oklahoma has entered into employment agreements with Executive Vice Presidents, Mr. Robert L. Vanden ("Vanden"), Mr. James N. Young, Jr. ("Young") and Mr. Harold A. Bowers ("Bowers") (collectively, the "Executive Vice Presidents"). Under these employment agreements, the Company and Local Oklahoma employ the CEO and the President, and Local Oklahoma employs the Executive Vice Presidents for a term of three years, which term shall be extended annually beginning on the first anniversary of the effective date of each employment agreement for successive additional one (1) year periods, upon express approval by the Board of Directors of the Company and of Local Oklahoma as to the CEO's employment agreement, and by the CEO as to the employment agreements of the President and the Executive Vice Presidents, unless either party to the employment agreements elects, not less than 60 days prior to the annual anniversary date of that agreement, not to so extend the term thereof for an additional year.

         The annual base salaries for the CEO and for the President are $320,000 and $240,000, respectively, which are paid in monthly installments. The annual base salaries for Vanden, Young and Bowers are $225,000, $175,000 and $150,000, respectively, which are also paid in monthly installments. These employment agreements further provide the CEO, the President and the Executive Vice Presidents with the same employee benefits that are provided by Local Oklahoma to executive employees generally, provide for vacation and participation in Local Oklahoma's benefit plans, membership in a golf and country club in the city where they work, and for an automobile of the type and kind comparable to that which Local Oklahoma provides to its other executive officers.

         The employment agreements of the CEO and of the President are terminable with or without cause by the Board of Directors of the Company and/or the Board of Directors of Local Oklahoma. The employment agreements of the Executive Vice Presidents are terminable with or without cause by the CEO and/or by the Board of Directors of Local Oklahoma. In the event the employment of the CEO, the President or any of the Executive Vice Presidents is terminated without cause, or they resign from that employment for good reason, then each of them will be entitled to receive their annual cash compensation and their other fringe benefits under their employment agreements for the remaining term of that agreement. The annual cash compensation of the CEO and the President is defined in their employment agreements as their then annual base salary plus an amount equal to the average of their respective bonuses for the three (3) immediately prior years. The annual cash compensation of the Executive Vice Presidents is defined in their employment agreements as their then annual base salary.

         Following a change of control of the Company or of Local Oklahoma, if the CEO or the President resigns for any reason, or their employment is terminated without cause, they will receive a severance benefit equal to three
(3) times their annual cash compensation. They will also receive their other fringe benefits under their employment agreements for the remaining term of those agreements. The employment agreements of the CEO and of the President further provide, in the event of death, his estate shall be entitled to his annual cash compensation for the remaining term of his agreement. If any of the Executive Vice Presidents resigns from his employment for good reason, or is terminated without cause, he will receive a severance benefit equal to the higher of the amount of annual cash compensation for the remaining term of his agreement or two times his then annual cash compensation. He will also receive his other fringe benefits under the employment agreements for the remaining term of the agreement. The sum of the said severance benefits which can be paid to the CEO, the President or any of the Executive Vice Presidents is limited to amounts that will not constitute "excess parachute payments" under the Internal Revenue Code.

NON-COMPETE/NON-SOLICITATION AGREEMENTS

         In January 2001, the Company and Local Oklahoma (the "Employers") entered into change of control non-compete/non-solicitation agreements with Mr. Townsend and Mr. Norton (the "Executives"). Under the agreements, the Executives agreed that they will not compete against the Employers following a change of control in either of the Employers. The scope of the covenant not-to-compete covers banking activity within the state of Oklahoma. The Executives further agreed not to solicit the Employers' employees or customers on behalf of a competitor. The covenant not-to-compete or solicit extends for a five year period following the change of control. In exchange for their covenants, the Employers agreed to pay Mr. Townsend a net-of-tax payment of $3.0 million and to pay Mr. Norton a net-of-tax payment of $650,000. The payments are contingent upon a change of control in either Employer. The payment obligation is voided if the Executives voluntarily resign without "good reason" or are terminated "for cause" prior to a change of control (as those terms are defined in the employment agreements) or if their employment terminates more than one year from the beginning of negotiations resulting in the change of control.

CERTAIN TRANSACTIONS

         During 1999, Local Securities Corporation, the broker/dealer subsidiary of Local Oklahoma, committed $300,000 to HBW Investments LLP to be used as venture capital investments. Company director William D. Breedlove is Vice Chairman of HBW Investments.

Unrealized gains on the venture capital investments, amounting to $14,000, have been included in the Company's 2001 financial statements.

         Local Oklahoma provides loans to its directors and officers in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2001, and combining all loans to directors and executive officers in excess of $60,000, Local Oklahoma had an amount outstanding of $3,216,256. This amount represented 2.0% of the Company's consolidated stockholders' equity as of that date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         James N. Young and William D. Breedlove filed Form 5's in February 2002 for transactions which occurred in 2001.

                                     ITEM 2
                            RATIFICATION OF AUDITORS

VOTE ON THE INDEPENDENT AUDITORS

         On the recommendation of the Audit and Compliance Committee, the Board of Directors appointed KPMG LLP, independent certified public accountants ("KPMG"), to audit the consolidated financial statements of the Company for the year ended December 31, 2002. The Company is advised that no member of KPMG has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. KPMG has audited the Company's consolidated financial statements since 1997. Ratification of the Board's appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the common stock present or represented by proxy and entitled to vote at the Annual Meeting.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES, AND ALL OTHER FEES

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for 2001 and fees billed for other services rendered by KPMG LLP.


           Audit Fees, excluding audit-related                                       $       220,700

           Financial information systems designs
                and implementation                                                                 -

           All other fees:
                Audit-related fees(1)                          $       137,550
                Other non-audit services(2)                            131,113
                                                               ---------------
                                                                                             268,663
                                                                                     ---------------
           Total                                                                     $       489,363
                                                                                     ===============

----------

(1) Audit-related services included audits of financial statements of the Company's 401(K) and Employee Stock Ownership Plans, review of registration statements, issuance of letters to underwriters and internal audit assistance.

(2) Non-audit services consisted of tax compliance and consulting services, including employment agreements and deferred compensation plans, and bank regulatory compliance issues.

         The Audit and Compliance Committee has considered and determined that KPMG's non-audit services are compatible with maintaining its independence as an auditor.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THIS PROPOSAL.

         If the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative from KPMG is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, and will be available to respond to appropriate questions.

AUDIT AND COMPLIANCE COMMITTEE REPORT

         The Audit and Compliance Committee of Local Financial Corporation's Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers listing standards, and operates under a written charter revised by the Board of Directors in January 2002. A copy of the charter can be found in Addendum A to the Proxy Statement. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

         Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

Dated:   February 27, 2002               The Audit and Compliance Committee of
                                                   Local Financial Corporation

                                            Mr. William D. Breedlove, Chairman
                                                           Mr. Joseph A. Leone
                                                           Mr. Andrew M. Coats

         As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-K.

PERFORMANCE GRAPH

         The following graph compares the market values of the Company's common stock to the Nasdaq - Total US Index and the SNL $1B-$5B Bank Asset-Size Index. The graph assumes an investment of $100 on April 22, 1998 (the date the common stock was listed for trading), and that all dividends were reinvested and are weighted on a market capitalization basis.

[GRAPH OMITTED]


        GRAPH DOLLAR VALUES            4/22/98     12/31/98    12/31/99    12/31/00     12/31/01
        -------------------            -------     --------    --------    --------     --------

Local Financial Corporation             100.00        65.45       75.91       95.45       101.75
Nasdaq - Total US                       100.00       115.43      214.51      129.03       102.38
SNL $1B-$5B Bank Index                  100.00        89.35       82.12       93.18       113.22


         As permitted by SEC rules, the "Performance Graph" section is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Annual Report on Form 10-K.

         Effective July 15, 1999, the Company delisted its common shares from the American Stock Exchange and listed them with the Nasdaq National Market System, trading as LFIN.

                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, we know of no business to come before the Annual Meeting other than that referred to above. Our Bylaws and rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Stockholders in a Proxy Statement. As to other business, such as procedural matters, that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its Stockholders.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any Stockholder who wishes to present a proposal at the Company's 2003 Annual Meeting of Stockholders must deliver such proposal to the Secretary of the Company by January 31, 2003, for inclusion in the Company's proxy, notice of meeting, and Proxy Statement for the 2003 Annual Meeting.

ADDITIONAL INFORMATION

         We will bear the cost of soliciting proxies. Officers and regular employees may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

         We will report the voting results of the Annual Meeting in our quarterly report on Form 10-Q for the period ended June 30, 2002, which we expect to file with the Securities and Exchange Commission in August 2002.

         OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2001, WHEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST TO MR. RICHARD L. PARK, CHIEF FINANCIAL OFFICER, LOCAL FINANCIAL CORPORATION, 3601 N.W. 63RD STREET, OKLAHOMA CITY, OKLAHOMA 73116. STOCKHOLDERS REQUESTING EXHIBITS TO THE FORM 10-K WILL BE PROVIDED THE SAME UPON PAYMENT OF REPRODUCTION EXPENSES.

                                            By Order of the Board of Directors



                                                     Alan L. Pollock
                                                        Secretary

April 9, 2002

                                   ADDENDUM I

                           LOCAL FINANCIAL CORPORATION
                         AUDIT AND COMPLIANCE COMMITTEE
                                     CHARTER

         The Board of Directors of Local Financial Corporation (the "Company") has constituted and established an Audit and Compliance Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit and Compliance Committee Charter.

A.   COMPOSITION

     The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship to that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.   MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

     (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

     (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with the outside auditors.

     (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 1O-Q with the SEC.

     (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

     (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

     (6) Insure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

     (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

     (8)    Review and reassess the adequacy of this Charter annually.

     INDEPENDENT ACCOUNTANTS:

     (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any Proxy Statement).

     (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the auditors the auditors' independence.

     (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

     (12) Discuss with the outside auditors the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

     (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.

     (14) With the Chief Financial Officer and internal auditor, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

     (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

     (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

     INTERNAL AUDIT DEPARTMENT:

     (17) Cause to be maintained an appropriate internal audit program covering the Bank and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

     (18) Review and approve the audit plan and budget of the Internal Audit Department which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

     (19) Act upon management's recommendation in regard to the selection of and/or the dismissal of the Director of Internal Audit.

     (20) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

     (21) Review reports of any material defalcations and other reportable incidents related to the Bank's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

     (22) Review reports of internal auditors and examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

     REGULATORY COMPLIANCE:

     (23) Cause to be maintained an appropriate regulatory compliance program covering the Bank and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

     (24) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

     (25) Receive reports on the Bank's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management the Internal Audit Department and the Bank's independent public accountant.

     INTERNAL CONTROL:

     (26) Review periodically the scope and implications of the Bank's internal financial procedures and consider their adequacy.

     (27) Maintain direct access to the senior bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

     (28) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for insertion into the Bank's internal financial procedure.

     LOAN REVIEW:

     (29) Cause to be maintained an appropriate loan review program for the bank.

     (30) Review reports of the loan review officer covering the scope and adequacy of the loan review program, compliance with applicable laws, regulations and bank policy, and the implementation of corrective actions (if necessary or appropriate).

     REGULATORY EXAMINERS

     (31) Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

     (32) Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

     SPECIAL DUTIES:

     (33) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Bank or to allegations of managerial misconduct by its executives.

C.   MEETINGS

     Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-K.

     Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.



                                                         Amended by Committee
                                                       as of January 23, 2002

                                                            Approved by Board
                                                       as of January 23, 2002


LOCAL FINANCIAL CORPORATION         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
3601 N.W. 63rd Street               The undersigned hereby appoints Edward A. Townsend and Richard L. Park
Oklahoma City, Oklahoma 73116       as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Local Financial Corporation held of record by the undersigned on April 4, 2002, at the Annual Meeting of Shareholders
                                    to be held on May 22, 2002, or any adjournment thereof.


1.  ELECTION OF DIRECTORS      FOR all nominees listed below / /       WITHHOLD AUTHORITY / /
                          (except as marked to the contrary below)     to vote for all nominees listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE THROUGH THE NOMINEE'S NAME BELOW.)
                          William D. Breedlove, Andrew M. Coats, and George P. Nigh

2.  RATIFICATION OF KPMG LLP, AS INDEPENDENT AUDITORS FOR 2002
          FOR / /        AGAINST / /        ABSTAIN / /

                                                                          (OVER)

[page break]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        DATED:____________________________, 2002

                                        ________________________________________
                                                       (Signature)

                                        ________________________________________
                                                (Signature if held jointly)

                                        Please mark, sign, date and return this
                                        Proxy Card promptly using the enclosed
                                        envelope.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                          LOCAL FINANCIAL CORPORATION

                                  MAY 22, 2002





                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.


               FOR all nominees          WITHHOLD
               listed at right           AUTHORITY
              (except as marked)      to vote for all
                to the contrary   nominees listed at right

                                                                                                              FOR  AGAINST  ABSTAIN
1. ELECTION OF       / /                   / /          NOMINEES:               2. RATIFICATION OF KPMG, LLP, / /    / /      / /
   DIRECTORS                                              William D. Breedlove     AS INDEPENDENT AUDITORS
                                                          Andrew M. Coats          FOR 2002
(INSTRUCTION: To withhold authority to vote for any       George P. Nigh
individual nominee strike through the nominee's name                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
at right.)                                                                      IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                                WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES
                                                                                AND FOR RATIFICATION OF THE INDEPENDENT AUDITORS.
                                                                                IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                                                                TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY
                                                                                COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.





Signature of Shareholder(s)__________________________ Signature if held jointly___________________________ Date:_________, 2002.

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.